TRICO MARINE SERVICES, INC.

                         NOTICE OF GUARANTEED DELIVERY
            OF 8 1/2 % SENIOR NOTES DUE 2005, SERIES A, B, D AND F



      As set forth in the Prospectus dated ______________, 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Trico Marine Services, Inc. (the "Issuer") and certain of its subsidiaries, under "The Exchange Offer -- Terms of the Exchange Offer -- Procedures for Tendering Old Notes" and in the Letter of Transmittal for the Offer to Exchange 8 1/2 % Senior Notes due 2005, Series G (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Letter of Transmittal) or
(iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.


     To: Chase Bank of Texas, National Association (the "Exchange Agent")



For Delivery by Mail:             For Overnight Delivery Only:

Chase Bank of Texas,              Chase Bank of Texas,
National Association              National Association
Corporate Trust Services          Corporate Trust Services
P. O. Box 2320                    1201 Main Street, 18th Floor
Dallas, Texas 75221-2320          Dallas, Texas 75202
Attn:  Frank Ivins                Attn:  Frank Ivins


          By Facsimile Transmission (for eligible institutions only):

                                (214) 672-5746

                              To Confirm Receipt:

                                (214) 672-5125
                                      or
                                (800) 275-2048



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR NUMBER OTHER THAN THOSE SHOWN ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.




Ladies and Gentlemen:

      The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

      The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on ________________, 1998, unless extended by the Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

      All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


                       DESCRIPTION OF OLD NOTES TENDERED


Certificate Number(s)(if known)of     Aggregate Principal Amount      Principal
Old Notes or Account Number at        Represented by Old Notes        Amount
the Book-Entry Facility                                               Tendered
________________________________      _________________________       ________
________________________________      _________________________       ________
________________________________      _________________________       ________
________________________________      _________________________Total: ________



                           Please Sign and Complete




Signature(s):____________________________   Name(s):________________________
_________________________________________   ________________________________

Address:_________________________________   Capacity (full title), if signing
_________________________________________   in a representative capacity:
                           (Zip Code)       _________________________________


Area Code and Telephone Number:
_________________________________________
                                            Taxpayer Identification or Social
                                            Security Number:

Dated:___________________________________   _________________________________



                             GUARANTEE OF DELIVERY

      The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three Nasdaq National Market trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.


                                          ____________________________________
                                                     (Name of Firm)


                                          Sign here:__________________________
                                                      (Authorized Signature)



                                          Name: ______________________________
                                                 (Please type or print)


                                          ____________________________________
                                            (Area Code and Telephone Number)


                                          ____________________________________


Dated:  ________________________, 1998    ____________________________________
                                          Address                    Zip Code